Investor Presentation September 2020 Exhibit 99.1

This presentation contains statements concerning Bay Banks of Virginia, Inc.’s expectations, plans, objectives, future financial performance, and other statements that are not historical facts. These statements may constitute "forward-looking statements" as defined by federal securities laws. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the operations and future prospects of Bay Banks of Virginia, Inc. include, but are not limited to: the effect of the COVID-19 pandemic, including its potential adverse effect on economic conditions, and the Company’s employees, customers, loan losses, and financial performance; changes in interest rates and general economic conditions; the legislative/regulatory climate; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve Board; the quality or composition of the loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the Company's market area; acquisitions and dispositions; implementation of new technologies and the ability to develop and maintain secure and reliable electronic systems; tax and accounting rules, principles, policies and guidelines; and other risks and uncertainties described from time to time in Bay Banks of Virginia Inc.’s reports filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, Bay Banks of Virginia, Inc. undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Caution Forward-Looking Statements

Merger Announcement (Pages 4 - 11 are excerpts from the investor presentation filed on August 13, 2020)

TWO RICH HISTORIES: ONE GREAT FUTURE Creating Virginia’s Community Bank of Choice Investor Presentation August 13, 2020

Disclosure Additional Information About the Merger and Where to Find It In connection with the proposed merger, Blue Ridge Bankshares, Inc. (“BRBS”) intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both BRBS and Bay Banks of Virginia, Inc. (“BAYK”). SECURITY HOLDERS OF BRBS AND BAYK ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BRBS, BAYK AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal. R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Richmond, Virginia 23226, or by telephone at (804) 435-1171. BRBS, BAYK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BRBS and BAYK in connection with the proposed merger. Information about the directors and executive officers of BRBS and BAYK will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risks Relating to the Coronavirus (COVID-19) Outbreak In March 2020, the World Health Organization declared the coronavirus (COVID-19) outbreak a pandemic and the United States declared a national emergency. Global and national health concerns relating to the coronavirus outbreak have been weighing on the local, national and global economic environments, and the outbreak has significantly increased economic uncertainty. The outbreak has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and business shutdowns. These measures have not only negatively impacted consumer and business spending habits, they have also adversely impacted and may further impact BRBS and BAYK's workforces and operations and the operations of their customers, vendors and business partners. These measures may remain in place for a significant period of time and they are likely to continue to adversely affect the businesses, results of operations and financial condition of BRBS and BAYK. The bank regulatory agencies and various governmental authorities are urging financial institutions to work prudently with borrowers who are or may be unable to meet their contractual payment obligations because of the effects of COVID-19. Loan forbearances and other measures have been and will continue to be taken to assist affected customers and businesses, which may have an adverse impact on results of operations and financial condition. BRBS's and BAYK's loans to particular businesses, such as restaurants, hotels and contractors, as well as to people working in those industries, may be particularly subject to adverse developments. Disruptions to customers could result in increased delinquencies, defaults, foreclosures and losses on loans, negatively impact regional economic conditions, result in declines in local loan demand, liquidity of loan guarantors, loan collateral (particularly in real estate), loan originations and deposit availability. The spread of the coronavirus has also caused BRBS and BAYK to modify their business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and BRBS and BAYK may take further actions as may be required by government authorities or that they determine are in the best interests of their employees, customers and business partners. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities. The extent to which the coronavirus outbreak impacts BRBS's and BAYK's business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the coronavirus outbreak has subsided, BRBS and BAYK may continue to experience materially adverse impacts to their businesses as a result of its economic impact, including any recession that has occurred or may occur in the future. There are no comparable recent events which may provide guidance as to the effect of the spread of the coronavirus and a global pandemic, and, as a result, the ultimate impact of the coronavirus outbreak or a similar health epidemic is highly uncertain and subject to change. The full extent of the impact on BRBS's and BAYK's businesses, operations or the economy as a whole is not yet known. However, the effects could have a material impact on results of operations, and BRBS and BAYK will continue to monitor the coronavirus situation closely. BRBS and BAYK caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to BRBS or BAYK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BRBS and BAYK do not undertake any obligation to update any forward- looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Disclosure Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc., including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) BRBS’s and BAYK’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "may", "assumes", "approximately", "will", "expects", “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of the respective management of BRBS and BAYK and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of BRBS and BAYK. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of BRBS and BAYK may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of BRBS or BAYK may fail to approve the Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BRBS and BAYK are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in BRBS’s and BAYK’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting BRBS, BAYK, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of BRBS and BAYK, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in BRBS’s and BAYK’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC's Internet site (http://www.sec.gov). Risks Related to the SBA PPP Loan Program BRBS and BAYK are participating lenders in the Paycheck Protection Program (“PPP”), a loan program administered through the Small Business Administration (“SBA”), which was created to help eligible businesses, organizations and self-employed persons fund their operational costs during the COVID-19 pandemic. Under this program, the SBA guarantees 100% of the amounts loaned under the PPP. BRBS and BAYK may be exposed to credit risk on PPP loans if a determination is made by the SBA that there is a deficiency in the manner in which the loan was originated, funded, or serviced. If a deficiency is identified, the SBA may deny its liability under the guaranty, reduce the amount of the guaranty, or, if it has already paid under the guaranty, seek recovery of any loss related to the deficiency. Financial institutions have experienced litigation related to their process and procedures used in processing applications for the PPP. If BRBS or BAYK were to be subject to any such litigation, such litigation could have a material adverse impact on the companies' businesses, financial conditions and results of operations. BRBS and BAYK caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to BRBS or BAYK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BRBS and BAYK do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Our Pro Forma Company

Pro Forma Highlights(1)

Total Assets:	**$2.4 Billion**
Gross Loans:	**$1.9 Billion**
Total Deposits:	**$2.2 Billion**
Market Cap(2):	**$190 Million**

- ✓ **Creates the 4th largest community bank headquartered in Virginia(3)**
- ✓ **Pathway to $3 billion in total assets**
  - **Strong community bank market share across the Commonwealth of Virginia**
  - **Enhances BRBS' prospects as a future consolidator**
- ✓ **Holding Company's headquarters in Charlottesville, VA and the Bank's headquarters in Richmond, VA**
- ✓ **Complements existing footprint with natural expansion into attractive markets**
- ✓ **Diversifies revenue composition and expands opportunities for lending and fee income**
- ✓ **Significant accretion to pro forma performance**



Clarksburg
Winchester
Maryland
Baltimore
Columbia
Germantown
Washington
Annapolis
Dale City
Harrisonburg
Fredericksburg
California
Staunton
Charlottesville
Virginia
Chesapeake Bay
Richmond
Lynchburg
Roanoke
Blacksburg
Hampton
Norfolk
Virginia Beach
Danville
Winston-Salem
Greensboro
High Point
Durham
Rocky Mount
Raleigh
Albemarle Sound
Salisbury
Asheboro
North Carolina
Sanford
Greenville
Goldsboro
HC HQ
BRBS(4) (18)
BAYK (17)
Bank HQ

(1) Based on financials data as of June 30, 2020 // (2) Based on 20-day VWAP of $15.05 as of August 10, 2020 // (3) Based on deposit market share of community banks with total assets under $10.0 billion // (4) Includes LPO offices in Norfolk and Winchester
Source: S&P Global Market Intelligence

7

Transaction Highlights Premier Financial Institution Accelerates Shareholder Value Creation Enhanced scale, growth, profitability & performance Combined company will be ranked #4 by community bank deposit market share in Virginia(1) Footprint operates across seven attractive Virginia and North Carolina MSAs, including Richmond, Charlottesville, Hampton Roads and the Piedmont Triad Accelerates investment in technology and increases operating leverage Estimated double-digit earnings accretion in 2021(2) Tangible book value accretion of over 7.0% Accretive to ROAA and ROATCE with pro forma estimates of approximately 1.2% and 15.0% in 2021, respectively Complementary Missions Extensive history in the Commonwealth of Virginia community bank market as BRBS was founded in 1893 and BAYK enters its 89th year Culture, leadership & strategic familiarity Combining two management teams that become broader and stronger Shared vision with a culture of community involvement and a commitment to clients Poised for future success Based on deposit market share of community banks with total assets under $10.0 billion 2021 EPS accretion assumes 75% of fully phased-in cost savings Source: S&P Global Market Intelligence

Management Team Brian Plum - Chief Executive Officer Randy Greene - President & Chief Operating Officer, Chief Executive Officer of Blue Ridge Bank Judy Gavant - Chief Financial Officer Amanda Story - Chief Accounting Officer Jim McCarty - Chief Administrative Officer Summary of Transaction Terms Based on BRBS’s 20-day VWAP of $15.05 as of August 10, 2020 Represents pro forma ownership of common shares outstanding 100% stock BAYK shareholders will receive 0.50 BRBS shares per BAYK share Implied price of $7.53(1) per BAYK share, or approximately $100.4M(1) Structure and Exchange Ratio Board of Directors 13 members: 7 BRBS / 6 BAYK Chairman of the Board from BRBS Ownership(2) 53.8% BAYK / 46.2% BRBS Headquarters Holding Company Headquarters: Charlottesville, VA Bank Headquarters: Richmond, VA Name Holding company will be “Blue Ridge Bankshares, Inc." and the Bank will be “Blue Ridge Bank, N.A." Timing & Approvals Anticipated closing Q1 2021 Approval of BRBS and BAYK shareholders and customary regulatory approvals Blue Ridge Bankshares, Inc. (NYSE American: BRBS) Legal / Accounting Acquirer

Capitalizing on a Dislocated Market Place with Limited Mid-size Banks

2020-2025 Projected Population Change (%)



5%
4%
3%
2%
1%
0%
3.54%
2.62%
4.21%
4.40%
Virginia
Virginia Beach/ Norfolk/ Newport News (VA/NC)
Richmond (VA)
Charlottesville (VA)

2020-2025 Projected Household Income Change (%)



15%
12%
9%
6%
3%
0%
9.94%
8.18%
11.15%
13.87%
Virginia
Virginia Beach/ Norfolk/ Newport News (VA/NC)
Richmond (VA)
Charlottesville (VA)

Community Bank Deposit Market Share in Commonwealth of Virginia(1)

Rank	Institution	City,State	Branches	Deposits ($B)	Market Share
1	Carter Bank & Trust	Martinsville, VA	76	$3.1	8.1%
2	Burke & Herbert Bank & Trust Company	Alexandria, VA	25	$2.4	6.2%
3	Southern National Bancorp of Virginia, Inc.	McLean, VA	40	$1.8	4.8%
4	Pro Forma	Charlottesville, VA	32	$1.5	4.0%
5	American National Bankshares Inc.	Danville, VA	18	$1.4	3.7%
6	First Bancorp Inc.	Lebanon, VA	20	$1.4	3.6%
7	C&F Financial Corp.	Toano, VA	30	$1.4	3.5%
8	FVCBankcorp Inc.	Fairfax, VA	6	$1.2	3.0%
9	John Marshall Bancorp Inc.	Reston, VA	6	$1.1	2.9%
10	First Community Bankshares Inc.	Bluefield, VA	27	$1.1	2.9%
11	National Bankshares, Inc.	Blacksburg, VA	25	$1.1	2.8%
12	MainStreet Bancshares Inc.	Fairfax, VA	6	$1.0	2.6%
13	Community Bankers Trust Corp.	Richmond, VA	18	$1.0	2.6%
14	Old Point Financial Corporation	Hampton, VA	22	$0.8	2.2%
15	Bay Banks of Virginia Inc.	Richmond, VA	17	$0.8	2.2%
16	Chesapeake Financial Shares Inc.	Kilmarnock, VA	18	$0.8	2.1%
17	Eagle Bancorp Inc.	Bethesda, MD	9	$0.8	2.0%
18	Eagle Financial Services Inc.	Berryville, VA	13	$0.7	1.9%
19	Blue Ridge Bankshares Inc.	Charlottesville, VA	15	$0.7	1.8%
20	First National Corporation	Strasburg, VA	14	$0.7	1.8%

Source: S&P Global Market Intelligence
(1) Community banks include banks with less than $10 billion in total assets; FDIC deposit information as of June 30, 2019

10

Key Merger Assumptions 100% stock with BAYK merging with and into BRBS BAYK shareholders will receive 0.50 BRBS shares per BAYK share Consideration BAYK’s balance sheet will be subject to fair market value accounting Loan loss reversal of BAYK’s provision OREO mark of $956k CDI: 0.50%; amortized double-declining balance over 10 years Other Assumptions Based on projections from BRBS and BAYK management Standalone Earnings Per Share $8.2M of identified pre-tax cost savings 28% of BAYK non-interest expense base; approximately 10.5% of the combined 2021 noninterest expenses 75% realization of cost savings in 2021 and 100% thereafter Estimated Cost Savings $17.3M pre-tax Merger & Integration Costs $34.8M Loan credit mark (3.5% of gross loans)(1) Credit Assumptions (1) Excludes PPP loan balance at close; incorporates the reversal of BAYK’s estimated loan purchase discount Source: S&P Global Market Intelligence

Enhances the scale and capabilities of two premier institutions with a long history of dedication to its customers and communities Concluding Thoughts Creates the 4th largest community bank headquartered in Virginia that benefits from the scale of a nearly $2.5 billion institution(1) (1) Community banks include banks with less than $10 billion in total assets Complements existing footprint while providing a foothold in the Richmond and Virginia Beach-Norfolk-Newport News MSAs Provides strong accretion to earnings and tangible book value Richmond becomes headquarters of the bank, continuing expansion into high growth markets

Bay Banks of Virginia, Inc. Company Overview

Company History Bay Banks of Virginia, Inc. (the “Company” or “BAYK”) is the holding company for Virginia Commonwealth Bank (“VCB” or the “Bank”) and VCB Financial Group, Inc. (“VCB Financial Group”) headquartered in Richmond, Virginia. With nearly 170 years of combined history as independent community banks, Bank of Lancaster and Virginia Commonwealth Bank merged on April 1, 2017 The 2017 merger and period following re-positioned two rural franchises to the vibrant Richmond MSA and launched entry into the Hampton Roads MSA VCB currently has 17 banking offices and one loan production office located throughout the Richmond metro area and the Northern Neck and Hampton Roads regions of Virginia. Investments in the vibrant Richmond and Virginia Beach markets are yielding strong results VCB serves businesses, professionals and consumers with a wide variety of financial services, including retail banking, commercial banking and mortgage lending VCB Financial Group provides management services for personal and corporate trusts, including estate planning, estate settlement, trust administrations, wealth management and insurance services The Company is run by a deep and experienced management team As of June 30, 2020 the Company had $1.24 billion in assets, $1.04 billion in net loans, $1.01 billion in deposits and a market capitalization of $80.0 million

Overview of BAYK 1 Annualized for quarters 2 Bank level data 3 Excludes purchased-credit impaired loans (PCI) Source: S&P Global Market Intelligence and SEC Filings

Balance Sheet Trends Total Assets Total Net Loans Book Value Per Share Total Deposits Dollars in millions, except per share data 1 Tangible Book Value Per Share is a non-GAAP measure. See discussion of non-GAAP measures at end of presentation. Source: S&P Global Market Intelligence and SEC Filings Legacy VCB Legacy VCB Legacy VCB Book value per share Tangible book value per share1

Profitability Net Income and Pre-tax, Pre-provision Income Dollars in thousands. 1 Pre-tax, pre-provision, pre-goodwill impairment charge income is a non-GAAP measure. See discussion of non-GAAP measures at end of presentation. *Q2 2020 net income includes $10.4 million goodwill impairment charge that resulted from a second quarter impairment assessment triggered by the adverse effect the deterioration of the macroeconomic environment due to the COVID-19 pandemic has had on the company's market value relative to its book value. Source: SEC Filings Pre-tax, Pre-provision, Pre-goodwill impairment charge Income1 Net Income (loss)

Profitability Return on Average Assets 1 Non-GAAP financial measure.  See GAAP to Non-GAAP financial measure reconciliation at the end of the Supplemental Financial Data tables that follow. Source: S&P Global Market Intelligence and SEC Filings Operating Return on Average Assets1 Return on Average Equity

Operating Profitability Operating Efficiency Ratio1 1 Non-GAAP financial measure.  See GAAP to Non-GAAP financial measure reconciliation at the end of the Supplemental Financial Data tables that follow. Source: SEC Filings Efficiency Ratio Net Interest Margin

Asset Quality Ratios Nonperforming Assets1/ Assets Nonperforming Loans1 / Gross Loans Net Charge-offs / Average Loans Allowance for Loan Loses / Gross Loans 1 Excludes purchased-credit impaired (PCI) loans Source: S&P Global Market Intelligence and SEC Filings

COVID-19 Update – Loan Deferrals From the onset of the pandemic, the Company proactively addressed the needs of commercial and individual borrowers modifying nearly 390 loans comprising of with balances totaling approximately $163 million, or 15.4% of total gross loans, through June 30, 2020 The modifications/deferrals allowed for the short-term deferral of principal payments or of principal and interest payments. As of August 2020 month-end, total balances deferred increased slightly.

2020 Priorities Health and safety of employees and customers and their families Manage credit risk as pandemic progresses Grow loans selectively, while preserving yields Continue lowering deposit costs Preserve capital in anticipation of credit issues Satisfy residential mortgage volume and sell to secondary market Drive wealth management business to profitability Cross-market the Company’s many capabilities to strong customer base Obtain regulatory and shareholder approvals for the anticipated merger with Blue Ridge Bankshares, Inc. and execute the early integration activities

Leadership

Randal R. “Randy” Greene – Vice Chairman, President & Chief Executive Officer Mr. Greene is the President and CEO of Bay Banks of Virginia. He serves on the Boards of Bay Banks, Virginia Commonwealth Bank and VCB Financial Group. He joined the family of companies in the fall of 2011. Randy received his Bachelor of Business Administration from East Tennessee State University in 1982 and began his banking career in 1984. Prior to joining Bay Banks, Randy was a Regional President of State of Franklin Bank, a division of Jefferson Federal Bank in Johnson City, Tennessee. From 1996 to 2008, he was President and CEO, Director and Founder of State of Franklin Savings Bank and Chairman of its Executive Committee. Randy has substantial knowledge of successfully growing a community bank with experience in all areas of banking, including managing multiple teams, as a senior credit officer with years of direct experience working with regulatory agencies, 25 years of lending experience, and has been directly responsible for managing the asset quality of a $350 million community bank. He was awarded 2015 Outstanding Alumni for the College of Business at Eastern Tennessee State University. C. Frank Scott, III – Chairman of the Board & President of Virginia Commonwealth Bank Frank Scott is Chairman of the Board of Directors of the Company and President of the Bank. Prior to its merger with the Company, he served as Chief Executive Officer and President of Virginia BanCorp and Virginia Commonwealth Bank. Frank joined Virginia Commonwealth Bank in 1999 and was responsible for the overall management of the institution and implementation of business strategy. He became President in 2008 and followed Charles F. Scott, Jr. as Chief Executive Officer in 2011 upon his retirement. Frank served on the Board of Directors of Virginia BanCorp and Virginia Commonwealth Bank from 1987 until the merger with the Company and the Bank in April 2017, including service on numerous board committees. He is currently a member of the board of the Appomattox Educational Foundation. Frank received his B.S. degree in Finance from Virginia Tech in 1974 and his M.A. from the Charles F. Dolan School of Business at Fairfield University in Fairfield, Connecticut in 2003. Judy C. Gavant, CPA – Chief Financial Officer Ms. Gavant joined in March 2018 as Chief Financial Officer of Bay Banks of Virginia, Virginia Commonwealth Bank and VCB Financial Group. She brings more than 38 years experience in accounting, taxation, finance, and M&A. Ms. Gavant most recently served as Senior Vice President, Controller, and Chief Accounting Officer at Xenith Bankshares, Inc., which grew from $350 million in assets to over $3.0 billion in assets during her seven-year tenure. Prior to Xenith, Ms. Gavant served in a variety of leadership roles with both early-stage businesses and Fortune 500 corporations. She began her career with PriceWaterhouseCoopers LLP, where she served in the firm’s audit and tax practices over a nine-year period, and holds a B.S. in Accounting from Louisiana State University and a M.S. in Taxation from Virginia Commonwealth University. Leadership

Michael Troutman – Chief Revenue Officer Michael H. Troutman is Executive Vice President of the Company and Chief Revenue Officer of the Virginia Commonwealth Bank. Mr. Troutman has over 18 years as a successful banking industry leader. Prior to joining the Company and the Bank, Mr. Troutman held leadership roles within BB&T in Central Kentucky, Winston-Salem, North Carolina, and most recently in Newport News, Virginia as Senior Vice President, Market President. Mr. Troutman received his Bachelor of Arts degree in Management and Society from University of North Carolina at Chapel Hill. He is currently enrolled in the MBA program at the College of William and Mary, Raymond A. Mason School of Business in Williamsburg, Virginia. Mr. Troutman is a long-time supporter of United Way serving on various boards and committees, and has served on the School Board for Poquoson City Public Schools and as an Advisory Board Member for the Peninsula School for Autism (now the Faison Peninsula School) for several years. Andrew G. Ferguson – Chief Credit Officer Mr. Ferguson a 33-year banking veteran, has joined Virginia Commonwealth Bank as Executive Vice President, Chief Credit Officer. Prior to joining Virginia Commonwealth Bank, Mr. Ferguson began his banking career in Richmond at First Market Bank. He most recently served as Chief Credit Officer at The Heritage Bank in Georgia and previously worked as Executive Vice President, Chief Credit Officer at First Capital Bank in Richmond. Mr. Ferguson is a graduate of the University of Virginia and earned an MBA in Economics from the University of Richmond – Robins School of Business. William (Bill) J. Callaghan – Chief Administrative Officer A 38-year banking veteran, Mr. Callaghan joined Virginia Commonwealth Bank in March 2018 as Executive Vice President, Chief Administrative Officer. In this position, he is one of our executives who oversees day-to-day administrative operations of our Bank, which includes deposits, loans, mortgages, wealth management, human resources and compliance. Mr. Callaghan has over 35 years of progressive management experience within the financial services industry. He has been responsible for managing and overseeing 15+ core system conversions successfully. Mr. Callaghan most recently served as Senior Vice President, Chief Information Officer of Xenith Bank in Richmond. He was one of the original members of their Executive Team to assist in the start-up of Xenith. One of his initial tasks was to build the Technology and Operations platform. Mr. Callaghan built the infrastructure to be scalable and flexible to support a fast growing multi-billion-dollar financial institution without compromising on efficiency, productivity or security.   Leadership (continued)

Leadership (continued) Eric F. Nost – President & Chief Executive Officer of VCB Financial Group Mr. Nost, a financial services executive with over 30 years experience, leads Bay Banks’ wealth management subsidiary, VCB Financial Group, as President and CEO. Prior to Bay Banks, he managed a bank-owned investment firm, C&F Wealth Management Corp., building it to over $400 million in assets under management. A U.S. Navy veteran, Mr. Nost is a graduate of Virginia Military Institute, earned an MBA degree from Liberty University, and is a Certified Financial Planner.

Appendix

Non-GAAP Reconciliation Notes: Set forth above are calculations of each of the non-GAAP financial measures included in the presentation. Management believes that these non-GAAP measures are meaningful because management uses them to assess the financial performance of the Company. Calculations of these non-GAAP financial measures may not be comparable to the calculation of similarly titled measures reported by other companies. (1) Tax rate of 34% assumed in years 2016 and 2017 and 21% for periods thereafter.

Non-GAAP Reconciliation Notes: Set forth above are calculations of each of the non-GAAP financial measures included in the presentation. Management believes that these non-GAAP measures are meaningful because management uses them to assess the financial performance of the Company. Calculations of these non-GAAP financial measures may not be comparable to the calculation of similarly titled measures reported by other companies.

www.baybanks.com www.vcb.bank Contact Information Randy Greene Vice Chairman, President & Chief Executive Officer 804-435-4102 Randal.Greene@vcb.bank Judy Gavant Executive Vice President & Chief Financial Officer 804-518-2606 Judy.Gavant@vcb.bank